Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010
RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)

Ocean Endeavor	one-year term

Ocean Confidence	revised contract

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Deepwater Semisubmersibles (2) (Note 1)
Ocean Victory (Note 2)	5,500'	GOM	Current Contract	Newfield	two wells	low 300's	early Feb. 2010	late July 2010
		GOM	Actively Marketing	DODI	Gap in contract		late July 2010	early Nov. 2010
continue six-well
		GOM	Contract Continuation	ATP	minimum	low 560's	early Nov. 2010	early Feb. 2011
		GOM	Actively Marketing	DODI	Gap in contract		early Feb. 2011	early June 2011
remaining days of
		GOM	Contract Continuation	ATP	one-year term	low 540’s	early June 2011	mid Aug. 2011
Ocean Monarch (Note 3)	10,000'	GOM	Current Contract	Cobalt	through early August	low 440’s		early August 2010
		GOM	Resume Original Anadarko Contract	Anadarko	continuation of four-year term	low 440's	early August 2010	mid March 2013
Domestic 2nd Generation Semisubmersibles (1) (Note 1)
Ocean Saratoga	2,200’	GOM	Future Contract	Taylor	one-year extension	200- 210	mid July 2010	late June 2011
Note (1). On May 30, 2010, the U.S. government implemented a six-month moratorium on certain drilling activities in water deeper than 500 feet in the U.S. Gulf of Mexico (GOM) and subsequently implemented enhanced safety requirements applicable to all drilling activities in the GOM, including drilling activities in water shallower than 500 feet. On June 22, 2010, the U.S. District Court for the Eastern District of Louisiana granted a temporary injunction which immediately prohibited enforcement of the moratorium. The government appealed District Court’s decision and requested that the U.S. Court of Appeals for the Fifth Circuit stay the injunction pending appeal. The Fifth Circuit denied the government’s stay motion. While the appeal is pending, the government has recinded the moratorium and ordered a new suspension through November 30, 2010, subject to modifications by the government under certain circumstances, of drilling activities using subsea blowout preventers (BOPs) or surface BOPs on floating facilities. Further proceedings with respect to the moratorium and the new suspension are pending. We currently have six rigs under contract in the GOM, three of which use subsea BOPs. We are not able to predict the outcome of these legal proceedings, whether enforcement of the moratorium will be permanently enjoined, whether the suspension will remain in place, or whether the government will seek to implement additional restrictions on or prohibitions of drilling activities in the GOM; and we are not able to predict the impact of these events on our operations. Our customers may seek to move rigs to locations outside of the GOM, perform activities permitted under the moratorium and the enhanced safety requirements, or attempt to terminate our contracts pursuant to their respective force majeure provisions. If an actual force majeure event occurs, as determined under the applicable contract, these agreements generally provide for a force majeure rate that extends for a specified period of time and varies from contract to contract. Several customers have either declared force majeure or indicated that they may declare force majeure under their relevant contracts. We are working closely with our customers to assess each situation.
Note (2). Victory — In regard solely to the ATP contract, for a minimum of the first 240 days of the initial one-year contract period, Contract Drilling Revenue is to be recognized under normal GAAP accrual accounting at $540,000 per day, and additional contract dayrate of $20,000 is to be recognized as interest income over applicable periods reflecting deferred payment plan. The contract calls for $75,000 per day of the $560,000 contract dayrate to be paid on a current basis and the remaining $485,000 per day to be paid pursuant to an overriding royalty interest structure, as discussed in the Company’s Form 8-K that was filed on June 3, 2009. Remaining days under the initial one-year contract period will be deferred until approximately the fourth quarter of 2011, when the contract provides that the rig will be utilized by the operator at a dayrate of $540,000 payable in cash.
Notes (3). Monarch — We received a notice from the operators claiming force majeure on the grounds that the moratorium implemented by the U.S. government would prevent them from drilling in the GOM. We notified these operators that we do not view the moratorium as coming within the definition of force majeure under the respective contracts, especially in light of the temporary injunction prohibiting enforcement of the moratorium. We are currently in discussions with these operators in this regard.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Domestic Jack-ups (4) (Note 1)
Ocean Columbia	250’ IC	GOM	Current Contract	Chevron	four wells + unpriced option	mid 40’s	mid Feb. 2010	late July 2010
Ocean Spartan	300’ IC	GOM	Current Contract	Nippon	four wells	low 50’s	early June 2010	late July 2010
		GOM	Special Survey	DODI			late Oct. 2010	mid Dec. 2010
Ocean Scepter	350’ IC	GOM	Brazil prep, mobe, acceptance	DODI			mid July 2010	early Dec. 2010
		Brazil	Future Contract	OGX	one-year term + unpriced option	mid 130’s	early Dec. 2010	early Dec. 2011
Ocean Titan (Note 4)	350’ IC	GOM	Maintenance	DODI			mid July 2010	late July 2010
		GOM	Current Contract	Ankor Energy	3rd 90-day extension	mid 60’s	mid March 2010	mid Sept. 2010
		GOM	Intermediate Survey	DODI			early Dec. 2010	mid Dec. 2010
Note (4). Titan — On June 15, 2010, we entered into a contract amendment which provides for a special permit standby rate of zero dollars ($0) during periods when the operator is unable to continue operations while waiting on certain regulatory permits.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
International Semisubmersibles (27)
Mexico
Ocean New Era	1,500’	GOM	Current Contract	PEMEX	120-day extension	low 180’s	mid Feb. 2010	late July 2010
		GOM	Special Survey	DODI			mid Nov. 2010	late Dec. 2010
North Sea/Mediterranean
Ocean Nomad	1,200 ’	North Sea	Current Contract	SPD/Wintershall	two wells	mid 240’s	mid-July 2010	early Sept. 2010
		North Sea	Future Contract	SPD/Nautical	one well + unpriced option	mid 240’s	early Sept. 2010	late Sept. 2010
Ocean Guardian	1,500’	Falkland Is.	Current Contract	AGR/Desire/Rockhopper/BHPB	Seven firm wells plus three remaining optional wells	mid 240’s	mid Feb. 2010	mid Nov. 2010
Ocean Princess	1,500’	North Sea	Current Contract	Talisman	remainder Nomad contract	upper 330’s	late April 2010	early April 2011
		North Sea	Future Contract	Talisman	120-day additional term	mid 270’s	early April 2011	late July 2011
Ocean Vanguard	1,500’	North Sea	Special Survey	DODI			mid May 2010	mid Aug. 2010
		North Sea	Resume current contract	Statoil	three-year term + unpriced option	high 340’s	mid Aug. 2010	mid June 2013
Ocean Endeavor (Note 5)	10,000’	Mobe prep for Egypt	Current Contract	Burullus	one-year term + unpriced option	mid 220’s	mid July 2010	late June 2011
Ocean Confidence	10,000’	Mobing	Mobe for Congo	DODI	interrupt contract		mid July 2010	early Sept. 2010
		GOM	Future Contract	Murphy	interim contract for 90 days + unpriced option	low 390’s	mid Sept. 2010	early Dec. 2010
			Mobe to GOM	DODI			early Dec. 2011	early Feb. 2011
		GOM	Future Contract	Murphy	resume interrupted contract	low 510’s	early Feb. 2011	early Feb. 2012
Ocean Valiant(Note 6)	5,500’	Angola	Current Contract	Total	two-year term	low 620’s	late Sept. 2009	late Sept. 2011
Note (5). Endeavor — In connection the relocation of this rig out of the GOM pursuant to this contract, the previous operator paid an early termination fee of $31 million in order to satisfy certain contractual obligations.
Note (6). Valiant — Dayrate subject to certain potential adjustments that are not expected to be material.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Australasia
Ocean Patriot	1,500’	Australia	Current Contract	Apache	two-year term + unpriced option	between 380-420	late Jan. 2009	late Dec. 2010
Ocean America	5,500’	Australia	Current Contract	Woodside	two-year term	mid 420’s	late June 2010	late May 2012
Ocean Epoch	3,000’	Australia	Current Contract	BHPB	550-day term	low 350’s	late Feb. 2009	late Aug. 2010
		Australia	Future Contract	BHPB	90-day extension	low 280’s	late Aug. 2010	early Dec. 2010
		Australia	Future Contract	Japan Energy	one well	mid 290’s	early Dec. 2010	early Jan. 2011
Ocean General	3,000’	Vietnam	Current Contract	PVEP	Approx. two-year term	high 250’s	mid Oct. 2008	mid Oct. 2010
Ocean Rover	8,000’	Malaysia	Current Contract	Murphy	two-year term ext.	low 450’s	late Feb. 2009	early Oct. 2010
		Indonesia	Future Contract	Murphy	est. six months	high 380’s	early Oct. 2010	late March 2011
		Malaysia	Resume Current Contract	Murphy	resume two-year ext.	low 450’s	late March 2011	mid Aug. 2011

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil
Ocean Ambassador	1,100’	Brazil	Current Contract	OGX	3-year term + unpriced option	low 260’s	mid Sept. 2009	mid Sept. 2012
Ocean Whittington	1,650’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 240’s	late Jan. 2009	late Aug. 2012
Ocean Concord	2,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	upper 240’s	early Jan. 2008	early Jan. 2013
Ocean Lexington	2,200’	Brazil	Current Contract	OGX	3-year term + unpriced option	mid 330’s	early Feb. 2010	early Feb. 2013
Ocean Yorktown	2,850’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.15% bonus)	low 250’s	mid Aug. 2008	mid Aug. 2013
Ocean Yatzy	3,300’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 250’s	early Oct. 2009	early Oct. 2014
Ocean Quest	4,000’	Brazil	Current Contract	OGX	2-year term + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011
		Brazil	Resume Contract	OGX	2-year term + unpriced option	low 420’s	mid Feb. 2011	late Dec. 2011
Ocean Winner	4,000’	Brazil	Special Survey	DODI		0	mid May 2010	late Sept. 2010
		Brazil	Resume Current Contract	Petrobras	5-year term (includes 50% of pot.10% bonus)	mid 280’s	late Sept. 2010	mid March 2015
Ocean Worker	4,000’	Brazil	Current Contract	Petrobras	6-year term (includes 50% of pot.10% bonus)	mid 280’s	late Feb. 2009	late Feb. 2015
Ocean Alliance	5,250’		Intermediate Survey/Maint.	DODI	0		early March 2010	late July 2010
		Brazil	Future Contract	Petrobras	6-year term (includes 50% of pot.15% bonus)	mid 360’s	late July 2010	late June 2016
Ocean Star	5,500’	Brazil	Current Contract	OGX	one year + unpriced option	low 340’s	mid Feb. 2010	mid Feb. 2011
Ocean Baroness	7,000’	Mobing	Brazil prep, mobe, acceptance	DODI			mid March	late Aug. 2010
		Brazil	Future Contract	Petrobras	three-year term (includes 50% of pot. 5% bonus) + option to convert to 5 years during 1st year of operation	mid 280’s	late Aug. 2010	late Aug. 2013
Ocean Courage	10,000’	Brazil	Current Contract	Petrobras	five-year term (includes 50% of pot. 6% bonus) + unpriced option	400 - 410	mid Feb. 2010	mid Feb. 2015

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010

	Nominal					Dayrate
Rig Name	WD*	Location	Status	Operator	Current Term	($000s)	Start Date	Est. End Date
Brazil Cont.
Ocean Valor	10,000’	Brazil	Acceptance test	DODI				mid Aug. 2010
		Brazil	Future Contract	Petrobras	3-year term + option to convert to 5 years during 1st year	low 450’s	mid Aug. 2010	mid Aug. 2013
Drillship (1)
Ocean Clipper	7,875’	Brazil	Current Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 180’s	mid Dec. 2005	mid Dec. 2010
		Brazil	Future Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid Dec. 2010	early March 2011
		Brazil	Upgrade for Petrobras	DODI			early March 2011	mid May 2011
		Brazil	Resume Future Contract	Petrobras	5-year term (includes 50% of pot. 5% bonus)	mid 310’s	mid May 2011	mid Dec. 2015
International Jack-ups (6)
Ocean Nugget	300’ IC	Mexico	Resume Current Contract	Pemex	849 day term	mid 130’s	early Feb. 2010	late July 2011
Ocean Summit	300’ IC	Mexico	Current Contract	Pemex	476 day term	mid 130’s	late July 2009	mid Nov. 2010
Ocean King	300’ IC	Montenegro	Actively Marketing	DODI
Ocean Sovereign	300’ IC	Indonesia	Current Contract	Kodeco	five-month extension	mid 70’s	early May 2010	early Oct. 2010
Ocean Heritage	300’ IC	Suez Gulf	Current Contract	SUCO	option exercised	low 60’s	late July 2009	mid Aug. 2010
Ocean Spur	300’ IC	Egypt	Current Contract	WEPCO	one-year term	mid 80’s	late Aug. 2009	late Aug. 2010
		Egypt	Special Survey	DODI			late Aug. 2010	early Oct. 2010
NOTES: Rig utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors.
An LOI is subject to customary conditions, including the execution of a definitive agreement and as such may not result in a binding contract.
Options are un-priced and any extension of contract is subject to mutually agreeable terms & conditions unless otherwise indicated.
Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico.
*Nominal Water Depth — Nominal water depth (in feet) reflects the current operating water depth capability for each drilling unit. In many cases, individual rigs are capable of drilling, or have drilled, in greater water depths. In all cases, floating rigs are capable of working successfully at greater depths than their nominal depth. On a case by case basis, we may achieve a greater depth capacity by providing additional equipment.
On rig utilization, assume 95% for DP units, 96% for conventionally moored rigs, and 98% for jack-ups.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010
EXPECTED 2010 DOWNTIME — 10 DAYS OR LONGER* (Subject to Change)
Total thru Q2 =1,152
# Days

Rig	June Actual	Q2 Total	Q3 Est	Comments
Shipyard — 5-Year Surveys/Maintenance
Confidence	21	21	10	5-year survey
New Era	0	0		5-year survey, Q4 (est. 45 days)
Spartan	0	0	0	5-year survey, Q4 (est. 50 days)
Spur	0	0	39	5-year survey
Vanguard	30	48	44	5-year survey
Winner	30	48	87	5-year survey & steel replacement
Total 5-year Surveys	81	117	180
Intermediate Surveys/Maintenance
Alliance	30	91	26	Uwild and thruster changeout
Titan	0	0	14	Maintenance; Uwild, Q4 (est. 10 days)
Total Intermediate Surveys	30	91	40
Contract Preparation/Mobe/Acceptance Testing
America	20	81	0	Now on contract in Australia
Baroness	30	91	54	Cont. Brazil prep, mobe, accept. Test
Endeavor			60	Mobe to Egypt
Scepter	0	0	81	Contract prep, mobe for Brazil, Q4 (est. 62 days)
Total Contract Prep.	50	172	195
New Rig Commissioning/Contract Prep/Other Maintenance
Epoch	17	17	0	Maintenance
Worker	0	0	16	Maintenance
Valor	30	91	45	Prep, mobe, accept. test for Brazil
Other Total	47	108	61
Total	208	488	476

* Does Not Include Cold or Hot Stacked Rigs (see following page for cold stacked units)
Survey Costs: During surveys, normal opex applies, plus additional costs.
Mobe Costs: Amortized mobe costs are generally offset by amortized mobe revenues.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
JULY 22, 2010

COLD STACKED RIGS: 5 — (3 jack-ups, 2 semisubmersibles)
Ocean Crusader	200’ MC	GOM	Stacked	DODI

Ocean Drake	200’ MC	GOM	Stacked	DODI

Ocean Champion	250’ MS	GOM	Stacked	DODI

Ocean Voyager	3,200’	GOM	Stacked	DODI

Ocean Bounty	1,500’	Malaysia	Stacked	DODI

Forward-Looking Statements: The rig status report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, future status, start and end dates, and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning the moratorium on, or suspension of, certain drilling activities in the GOM and enhanced safety requirements implemented by the U.S. government, related legal proceedings and outcomes thereof, the impact of these and related events on our operations and revenues, the effects of claims of force majeure and the outcomes of discussions with operators with regard thereto, rigs being upgraded or to be upgraded and the revised Ocean Victory contract. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, contract cancellations, customer bankruptcy, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.